Exhibit 99.1
INVESTOR MEETINGS September 2009

Certain statements included herein contain forward-looking statements within the meaning of federal security laws about Unifi, Inc.'s (the "Company") financial condition and results of operations that are based on management's current expectations, estimates and projections about the markets in which the Company operates, as well as management's beliefs and assumptions. Words such as "expects," "anticipates," "believes," "estimates," variations of such words and other similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward- looking statements to reflect new information, future events or otherwise. Factors that may cause actual outcome and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to, availability, sourcing and pricing of raw materials, pressures on sales prices and volumes due to competition and economic conditions, reliance on and financial viability of significant customers, operating performance of joint ventures, alliances and other equity investments, technological advancements, employee relations, capital expenditures and long- term investments (including those related to unforeseen acquisition opportunities), continued availability of financial resources through financing arrangements and operations, outcomes of pending or threatened legal proceedings, regulations governing tax laws, other governmental and authoritative bodies' policies and legislation, and proceeds received from the sale of assets held for disposal. In addition to these representative factors, forward-looking statements could be impacted by general domestic and international economic and industry conditions in the markets where the Company competes, such as changes in currency exchange rates, interest and inflation rates, recession and other economic and political factors over which the Company has no control. Other risks and uncertainties may be described from time to time in the Company's other reports and filings with the Securities and Exchange Commission. Cautionary Statement 2

Participants Bill Jasper Chief Executive Officer Ron Smith Chief Financial Officer Ron Smith Chief Financial Officer 3

Business Overview 4

Growing Global Textile Market Global Textile Markets Approximately 160 billion pounds of textile fibers sold annually 4% annual growth in global textile fibers from 2000 to 2008 Annual growth 2% to 3% expected from 2009 and 2012 Polyester fibers grown from 29% of the market in mid 1990's Cost efficient alternative to functional fibers like nylon Superior functionality compared to value priced fibers like cotton Manmade fibers allow more acreage for food supply U.S. Textile Markets Approximately at $70 billion industry in 2008 Investment of $9 billion in PP&E from 2001 to 2006 3rd largest exporter of textile products - $16 billion Much of the exports utilize regional trade preferences 600 thousand domestic employees 50% productivity improvement over the last decade 2nd ranked improvement among all U.S. industrial sectors Unifi Sales by Asset Location Global Fiber Share Global consumption of textile fibers grows based on population and affluence 5 ___________________________ Source: PCI Fibers, NCTO, Unifi internal estimates Polyester, 44% Cotton, 36% Nylon, 5% Other, 15% U.S., 78% Other, 2% Brazil, 20%

Texturing Machines Texturing Units Value-added Processes POY Manufacture Textured Yarns After the POY is processed, the resulting textured yarn has bulk, crimp, strength and consistent dyeability It is now ready to be processed into fabric or used in other processes Package Dyeing Covering Twisting Beaming The first step in producing synthetic yarn begins with the raw material known as POY (partially oriented yarn) Feedstock is used to create polymer which is extruded through microscopic holes to form a single fiber filament The friction disc unit is the heart of the texturing machine POY enters the top of the unit, passes through the high- speed discs and exits as textured yarn Computers inspect every inch of yarn as it is produced Texturing machines process POY multi- filament yarns Texturing is a combination of heating and stretching the POY as it passes through the texturing unit Our Manufacturing Processes 6

Retailer Product Manufacturer Fabric Producer Synthetic Fiber Manufacturer POY Manufacturer Petrochemical Raw Material Consumer Weak consumer spending resulted in significant buildup of inventories at retail, product manufacturers and fabric producers Resulted in lower levels of demand in every end use segment and at every level of the supply chain Historically high raw materials pricing caused by crude oil prices and temporary curtailments Weak consumer spending + historically high raw materials impacted Company performance Recent Results Impacted by Our Position in the Supply Chain Sales volume dropped significantly in the December quarter as the supply chain dealt with weak demand and inventory de-stocking issues Performance suffered in the March quarter as we worked through higher priced raw materials and unabsorbed fixed costs related to reduced production levels After stabilization near the end of the March quarter, month-over-month improvements across the June quarter 7

Focused Business Strategy 8

Experienced Management Team Leadership Team Dedicated to customer relationships Reputation for quality and innovation Proven ability to integrate acquisitions Committed to continuous improvement Board of Directors 150+ years of valuable industry experience Almost 30% stock ownership in the Company Management Team Unifi's leadership team and Board has significant experience William L. Jasper President & CEO Ronald L. Smith Vice President & CFO R. Roger Berrier EVP of Sales, Marketing & Asian Operations Thomas H. Caudle Vice President of Manufacturing Charles F. McCoy VP, Secretary, General Counsel, Chief Risk Officer 9

Our On-Going Focus Invest in the development and commercialization of Premier Value Added ("PVA") yarns Unifi is global leader of value-added yarns in textile filament Innovation, product attributes and customer service are key differentiators Downstream marketing - key to understanding what is next Maintained R&D and marketing investments in down economy is a foundation for future growth Drive continuous improvement within our traditional businesses (U.S., NAFTA and CAFTA) Protect market share and drive profitable growth initiatives Drive operational excellence through statistical process control and disciplined improvement programs Continuous optimization of the supply chain / sourcing strategies Explore other options to better service growing market in Central America Leverage growth platforms in Brazil and China Capitalize on capabilities and market opportunities in Brazil Grow China trading company - Unifi Textiles (Suzhou) Company Ltd. - to service PVA market Initial focus was return to profitability - Long-term focus is creation of shareholder value 10

Premier Value Added Yarns 11

Sales Revenue - U.S. PVA Gross Profit versus PVA Development Expenditure PVA portfolio represents 11% of U.S. sales and 13% of consolidated sales in fiscal 2009 Products utilized in apparel, contract, home furnishings, military, socks and hospitality Adoption cycle for PVA programs slowed as customers focused on hitting value price points during recession Decline in PVA volume less than declines in commodity products Premier Value Added products are key for future growth Further investment in development and commercialization of PVA products remains a strategic priority Branded Product Success 12 ___________________________ Source: Unifi internal estimates

Our PVA Brands Touch & Texture... Performance... Sustainability... MAX 13

U TRUSTTM Verification Program FIBERPRINTTM Technology Fabric Certification Global Availability Featured on Travel Channel's "Extreme Factories" and Discovery Channel's "How It's Made" 14

- Freedom to Roam - American Rivers - Keep America Beautiful -Rocky Mountain Institute - Conservation Alliance - Conservation Alliance - Conservation Alliance - Conservation Alliance - Conservation Alliance - Conservation Alliance - Conservation Alliance - Conservation Alliance - Conservation Alliance - Conservation Alliance - Conservation Alliance - Conservation Alliance - Conservation Alliance - Conservation Alliance - Conservation Alliance - Conservation Alliance - Conservation Alliance Member 1% For the Planet 15 ___________________________ 1% for the Plant is a registered trademark of 1% for the Planet, Inc. in the U.S. and others

Looking Ahead... Polartec Patagonia, The North Face, REI, LL Bean Reebok/Adidas Wal-Mart Starter, Fishman Tobin, Wrangler U.S. Military Contract/Hospitality/Healthcare Allsteel, Hon, Steelcase (Nurtur) Transportation Mass Transit (NYC Transit Authority), Ford Other Reusable bags, flags, banners 16

Traditional Business 17

Regional leader in the processing of multi-filament polyester and nylon yarns U.S. Nylon Covered Yarn Production Share U.S. Nylon Textured Yarn Consumption Share U.S. Polyester Textured Yarn Consumption Share ___________________________ Source: Unifi internal estimates U.S. Dyed Yarn Production Share Leading Market Position 18 Other Domestic 79% Unifi 21% Unifi 50% Other Domestic 29% Imports 21% Other Domestic 20% Regional Imports 10% Other Imports 21% Unifi 49% Unifi 52% Other Domestic 48%

Customer & Channel Segmentation Fibers demanded by a wide variety of customers Approximately 700 polyester customers and 200 nylon customers from the U.S. Top 5 U.S. customers include Polyester - American & Efird, International Textile Group, Milliken, Polartec and Specialty Textile Interiors Nylon - Acme McCrary, BSN Medical, Hanesbrand, Kayser Roth Hosiery and Renfro In fiscal 2009, only one customer, Hanesbrand Inc, accounted for greater than 10% of consolidated sales Top 50 customers in the U.S. represent 66% of net sales Health of accounts receivable aging continues to improve - Current within 15 days >90% U.S. Sales by Customer Strong diversity of customer, distribution channel and product Commentary U.S. Sales by Product Category ___________________________ (1) Estimates for the combined Apparel and Hosiery Segments Distribution Channel (1) 19 PVA 11% Commodity 47% Specialty / Diff. 42% Mass 44% Department 19% Other, 14% Specialty 23% HBI, 13% Next 4, 14% Next 10, 16% Next 35, 23% Other, 34%

Product Segmentation Diverse product offering sells into the apparel, hosiery, furnishings, automotive, and industrial markets Large majority of U.S. customers are domestic weavers and knitters Most free trade benefits come indirectly through shipments of fabric into region Compliant sales account for approximately 54% of the company's total sales Berry and Kissel Amendments requirements for Military and Homeland Security Origin requirements of regional free trade agreements (NAFTA, CAFTA, AGOA) U.S. Sales by Product (1) Direct and indirect benefits from regional free trade agreements U.S. Sales by Origin Requirement ___________________________ (1) Poly POY = partially oriented polyester yarn; Poly DTY = polyester draw textured yarn; Nylon = nylon draw textured yarn and covered yarns; Other = other value-added processes such as dyed, draw warp, beaming, twisting, and air jet. Data based on FY 2009 sales revenue for sales by product. Data based on Apr-June 09 quarter for sales by category. (2) Compliant sales represent those sales to customers who utilize the terms of the NAFTA, CAFTA, CBI, ATPA, and US Military agreements to produce duty-free finished goods and US origin fiber requirement. Estimates based on Jan-June 2009 sales by category and division. U.S. Direct Sales by Region Commentary 20 CAFTA 8% Other 3% US Domestic 79% NAFTA 10% Poly POY, 8% Poly DTY, 34% Nylon, 34% Other, 24% Non- Compliant 46% Compliant (2) 54%

Import competition primarily focused at the supply chain level Regional Trade U.S. and region trading partners provide competitive advantages High-quality for critical end-uses Product innovation Compressed supply chain / quick turns Competitive pricing Duty-free movement among participants Requires garment to be fully formed in region Compliant yarn must be extruded in region Duty benefit - 28% to 32% on manmade fiber garments NAFTA established in 1994 with Canada and Mexico CAFTA replaced CBI in 2008. Permanent trading pact Allows for accumulation across region More than just apparel Apparel Imports from CAFTA Importance of Regional Trade 21 ___________________________ Source: OTEXA, Unifi internal estimates

Diverse product segmentation = diverse customer base Various segments more or less susceptible to import competition Regional trade key to volume stability for apparel and hosiery segments Continued growth opportunity for PVA products US Sales Revenue by Product Segment Unifi Sales Segmentation 22 ___________________________ Source: Unifi internal estimates 38% 43% 43% 45% 24% 22% 20% 21% 17% 16% 13% 14% 9% 10% 14% 13% 10% 7% 6% 4% 2% 2% 4% 3% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2006 2007 2008 2009 Other Automotive Industrial Furnishings Hosiery Apparel

Demand Across the Supply Chain June 2009 quarter vs. June 2008 quarter Economic crises of last year negatively impacted all Unifi markets and segments Severity of declines intensified by the inventory build across the supply chain and subsequent de-stocking Year-over-year - regional share retained Increase in yarn share within region Spread from yarn volumes to retail throughput continues to improve, but still well below retail run rate Retail Apparel - Month Over Month Trend 23 ___________________________ Source: Census Bureau, U.S. Department of Commerce, Federal Reserve Board, Unifi internal estimates

Raw materials represent 60% of total costs Profitability highly dependant on managing costs or transferring increases FY08 raw material volatility - crude oil pricing and MEG capacity curtailment FY09 raw materials - Crude oil decline, weak demand and price rationalization Polyester Raw Material Price Trends 24 ___________________________ Source: PCI Fibers, Unifi internal estimates

International Strategy 25

Targeted Approach to the Chinese Market Chinese Fiber Market Chinese textile filament represents 66% of global market in 2008 Year-over-year growth rates of 10% to 12% from 2000 to 2008 Calendar 2009 growth estimated at flat Projected growth rates for 2010 to 2012 of 6% to 8% Specialty and PVA yarn growth expected to outpace market rates UTSC Established wholly owned sales and marketing business focused on the sale of high-value and branded, premier value added products Exited unprofitable manufacturing-based joint venture - losing approximately $700,000/month Globalized production of key Unifi brands, including REPREVE Strong downstream activity limited recently by global recession slower adoption cycles for innovative PVA programs Expect profitable contribution in fiscal 2010 26 ___________________________ Source: PCI Fibers, Unifi internal estimates

Brazil Market Dynamics Polyester Textile Filament Market Trends Polyester Textile Filament Consumption Share Market Segmentation by Fiber Type Skilled and experienced local management team Improved demand at retail from economic recovery driving return to growth in fiber markets Market serviced by domestic production and imports Proven market leader in local market Flexible business model from production to sourcing Longer-term risk / opportunity from new market entrant 27 ___________________________ Source: ABIT, ABRAFAS, Unifi internal estimates Cotton 62% Manmade 38%

Financial Overview 28

Stable Capital Structure No on-going maintenance covenants Limited ability to make restricted payments Restrictions on use of proceeds from asset sales Restricted Cash Excess Proceeds Offer at par requirement for more than $10 mm of Restricted Excess Cash > 360 days old Incurrence of additional indebtedness covenant of 2 to 1 times fixed charge coverage No call 4 years - optional redemption thereafter $179 million of 11.5% 2014 Senior Secured Notes Unifi has a covenant-light stable capital structure Amended Revolving Credit Agreement Matures May 15, 2011 $100 million facility with $50 mm spring Secured by eligible working capital No on-going maintenance covenants, as long as availability is greater than $25 million Interest based on LIBOR plus 150 to 225 basis points 25 basis point rebate with fixed coverage ratio greater than 1.5 to 1 29

Summary of Selected Financial Data ___________________________ Management's publicly disclosed guidance on the July 29th, 2009 Earnings Conference call. Management transformed operations and de-leverage the balance sheet Historical Financial Summary 30

Components of Value Adjusted EBITDA guidance - $40 to $50 million (based on economic recovery and raw pricing) Capital spending - $8 to $9 million Working capital - neutral to slight improvement Cash interest - $187 million of debt at June 2009 $179 million of 11.5% senior secured $0 million under revolving credit facility $7 million of ICMS loans in Brazil $1 million of other Cash taxes - currently only applicable to Brazil $47 million of NOL carry-forward at June 2009 Equity Affiliated dividend - typically $6 to $8 million Operational Value - FY 2010 expectations Unifi valuation analysis is multi-faceted Supplemental Value at June 2009 Cash-on-hand Cash - $43 million $11 million in U.S. $18 million in Brazil $14 million other Restricted cash - $7 million in Brazil Assets Held for Sale - $1.4 million Equity Affiliates - June 2009 Carrying Value Parkdale America - $57 million Unifi - Nilit JV - $3 million Revolver availability - $63 million 31

Questions 32

Adjusted EBITDA Reconciliation 33

Non-GAAP Financial Measures Included in this presentation are certain non-GAAP financial measures designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of America because management believes such measures are useful to investors. Adjusted EBITDA Adjusted EBITDA represents pre-tax income before interest expense, depreciation and amortization expense and loss or income from discontinued operations, adjusted to exclude restructuring charges and recoveries, SG&A severance charges, equity in earnings and losses of unconsolidated affiliates, goodwill impairment, write-down of investment in unconsolidated affiliates, write-down of long- lived assets, non-cash compensation expense (net of distributions), gains and losses on sales of property, plant and equipment, hedging gains and losses, deposit write offs, gains and loses on extinguishment of debt, asset consolidation and optimization expense, medical reserve charges, non-cash accounts receivable write-offs and Kinston shutdown expenses. We present Adjusted EBITDA as a supplemental measure of our performance and ability to service debt. We also present Adjusted EBITDA because we believe such measure is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry and in measuring the ability of "high-yield" issuers to meet debt service obligations. We believe Adjusted EBITDA is an appropriate supplemental measure of debt service capacity, because cash expenditures on interest are, by definition, available to pay interest, and tax expense is inversely correlated to interest expense because tax expense goes down as deductible interest expense goes up; depreciation and amortization are non-cash charges. Equity in earnings and losses of unconsolidated affiliates is excluded because such earnings or losses do not have an impact on our ability to service our debt. The other items excluded from Adjusted EBITDA are excluded in order to better reflect our continuing operations. In evaluating Adjusted EBITDA, you should be aware that in the future we may incur expenses similar to the adjustments in this presentation. Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. Adjusted EBITDA is not a measurement of our financial performance under GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP or as an alternative to cash flow from operating activities as a measure of our liquidity. Non-GAAP Financial Measures 34

Continued Our Adjusted EBITDA measure has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are: • it does not reflect our cash expenditures, future requirements for capital expenditures or contractual commitments; • it does not reflect changes in, or cash requirements for, our working capital needs; • it does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payments on our debt; • although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and our Adjusted EBITDA measure does not reflect any cash requirements for such replacements; • it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows; • it does not reflect the impact of earnings or charges resulting from matters we consider not be indicative of our ongoing operations; • it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and • other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure. Because of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations, including those under the notes. You should compensate for these limitations by relying primarily on our GAAP results and using Adjusted EBITDA only supplementally. Non-GAAP Financial Measures 35